UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

Dorian LPG Ltd.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (203) 674-9900

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into (i) the registration statement on Form S-3 (File No. 333-200714) of Dorian LPG Ltd. (the "Company"), filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 29, 2015 and (ii) the registration statement on Form S-3 (File No. 333-208375) of the Company, filed with the Commission on December 7, 2015.

Item 8.01.   Other Events

On March 14, 2016, the Company issued a press release announcing, among other things, that Helios LPG Pool LLC, a liquefied petroleum gas vessel pool jointly operated by the Company and Phoenix Tankers Pte Ltd., has reached an agreement with Oriental Energy Company Ltd. (“Oriental Energy”), whereby Helios LPG Pool LLC will operate eight very large gas carriers for Oriental Energy. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description
99.1	Press Release dated March 14, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 14, 2016		DORIAN LPG LTD. (registrant)
	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer